UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2017

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 3, 2017, Community Bank System, Inc. (“Community Bank System”) issued a press release announcing that it completed its previously announced acquisition of Northeast Retirement Services, Inc., a Massachusetts corporation (“NRS”), pursuant to the Agreement and Plan of Merger, dated as of December 2, 2016, by and among the Company, NRS, Cohiba Merger Sub, LLC, and Shareholder Representative Services LLC, as Stockholders’ Representative. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1       Press Release, dated as of February 3, 2017, issued by Community Bank System, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ George J. Getman
Name:	George J. Getman
Title:	EVP and General Counsel

Dated: February 3, 2017

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated as of February 3, 2017, issued by Community Bank System, Inc.

3